UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 21, 2006

M&T Bank Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

New York	1-9861	16-0968385
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One M&T Plaza, Buffalo, New York		14203
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(716) 842-5445

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

M&T Bank Corporation ("M&T") announced today that Robert E. Sadler, Jr. notified M&T and M&T Bank, the principal bank subsidiary of M&T, on November 21, 2006 of his intention to retire as President and Chief Executive Officer of M&T and M&T Bank, effective January 1, 2007. In connection therewith, Mr. Sadler, 61, was appointed a Vice Chairman of M&T and M&T Bank, effective January 1, 2007, and will remain a director of M&T and M&T Bank.

Robert G. Wilmers, Chairman of M&T and M&T Bank, was appointed Chief Executive Officer of M&T and M&T Bank, effective January 1, 2007. Mr. Wilmers, 72, previously held the positions of Chief Executive Officer of M&T and M&T Bank from 1983 until 2005.

Mark J. Czarnecki, Executive Vice President of M&T and M&T Bank, was appointed President of M&T and M&T Bank and was elected to the Boards of Directors of M&T and M&T Bank, effective January 1, 2007. Mr. Czarnecki, 51, an Executive Vice President of M&T since 1999 and an Executive Vice President of M&T Bank since 1997, has been responsible for M&T Bank's retail banking, trust, investment and insurance businesses.

Michael P. Pinto, Executive Vice President of M&T and Chairman and Chief Executive Officer of M&T Bank's Mid-Atlantic Division, as well as a director of M&T and M&T Bank, was appointed a Vice Chairman of M&T, effective January 1, 2007, in addition to being a Vice Chairman of M&T Bank. Prior to 2005 when he became Chairman and Chief Executive Officer of M&T Bank's Mid-Atlantic Division, Mr. Pinto, 50, was Executive Vice President and Chief Financial Officer of M&T since 1997 and M&T Bank since 1996.

The Boards of Directors of M&T and M&T Bank approved these appointments yesterday during a joint meeting.

The public announcement regarding these appointments was made by means of a news release, the text of which is set forth in Exhibit 99 to this Form 8-K and which is incorporated herein by reference in its entirety.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99 - News Release dated November 22, 2006. Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T Bank Corporation

November 22, 2006	By:	/s/ Mark W. Yonkman

Name: Mark W. Yonkman
Title: Senior Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

99	News Release dated November 22, 2006.